TABLE 1
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	Year Ended
	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015

Net income attributed to Vector Group Ltd.	$58,105	$84,572	$71,127	$59,198
Interest expense	203,780	173,685	142,982	120,691
Income tax expense (benefit)	21,552	(1,582)	49,163	41,233
Net (loss) income attributed to non-controlling interest	(98)	6,178	6,139	7,274
Depreciation and amortization	18,807	18,614	22,359	25,654
EBITDA	$302,146	$281,467	$291,770	$254,050
Change in fair value of derivatives embedded within convertible debt (a)	(44,989)	(35,919)	(31,710)	(24,455)
Equity in (earnings) losses on long-term investments (b)	(3,158)	765	2,754	2,681
Net losses recognized on investment securities	9,570	660	3,487	2,129
Equity in earnings from real estate ventures (c)	(14,446)	(21,395)	(5,200)	(2,001)
Loss on extinguishment of debt	4,066	34,110	—	—
Stock-based compensation expense (d)	9,951	10,887	10,052	5,620
Litigation settlement and judgment expense (e)	(1,784)	6,591	20,000	20,072
Impact of MSA Settlement (f)	(6,298)	(2,721)	247	(4,364)
Restructuring expense	—	—	41	1,819
Purchase accounting adjustments (g)	608	(2,102)	5,230	1,435
Other, net	(10,333)	(5,426)	(4,237)	(814)
Adjusted EBITDA	$245,333	$266,917	$292,434	$256,172
Adjusted EBITDA attributed to non-controlling interest	(3,319)	(7,576)	(10,696)	(11,267)
Adjustment to reflect additional 29.41% of Douglas Elliman Realty, LLC Adjusted EBITDA (h)	3,319	7,679	10,781	10,511
Adjusted EBITDA attributed to Vector Group Ltd.	$245,333	$267,020	$292,519	$255,416

Adjusted EBITDA by Segment
Tobacco	$249,209	$253,181	$268,121	$243,067
Real Estate (i)	11,154	27,848	38,716	38,111
Corporate and Other	(15,030)	(14,112)	(14,403)	(25,006)
Total	$245,333	$266,917	$292,434	$256,172

Adjusted EBITDA Attributed to Vector Group Ltd. by Segment
Tobacco	$249,209	$253,181	$268,121	$243,067
Real Estate (i)	11,154	27,951	38,801	37,355
Corporate and Other	(15,030)	(14,112)	(14,403)	(25,006)
Total	$245,333	$267,020	$292,519	$255,416

a.	Represents income recognized from changes in the fair value of the derivatives embedded in the Company’s convertible debt.

b.	Represents equity in (earnings) losses recognized from investments that the Company accounts for under the equity method.

c.	Represents equity in earnings recognized from the Company’s investment in certain real estate businesses that are not consolidated in its financial results.

d.	Represents amortization of stock-based compensation.

e.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation and proceeds received from a litigation award at Douglas Elliman Realty, LLC.

f.	Represents the Company’s tobacco segment’s settlement of a long-standing dispute related to the Master Settlement Agreement.

g.	Represents purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company’s ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

h.
Represents 29.41% of Douglas Elliman Realty LLC's Adjusted EBITDA in the respective periods. On December 31, 2018, the Company increased its ownership of Douglas Elliman Realty, LLC from 70.59% to 100%.

i.
Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of $11,284, $26,110, $36,657, and $35,740 for the years ended December 31, 2018, 2017, 2016, and 2015, respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC's entire Adjusted EBITDA.

TABLE 2
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018

Net income attributed to Vector Group Ltd.	$21,074	$12,002	$17,818	$7,211
Interest expense	58,328	51,084	48,421	45,947
Income tax (benefit) expense	(7,842)	14,686	12,760	1,948
Net (loss) income attributed to non-controlling interest	(755)	3,026	1,178	(3,547)
Depreciation and amortization	4,764	4,707	4,749	4,587
EBITDA	$75,569	$85,505	$84,926	$56,146
Change in fair value of derivatives embedded within convertible debt (a)	(13,700)	(10,005)	(10,717)	(10,567)
Equity in losses (earnings) on long-term investments (b)	6,047	(3,230)	(4,813)	(1,162)
Net losses recognized on investment securities	9,264	797	(3,236)	2,745
Equity in (earnings) losses from real estate ventures (c)	(22,824)	(294)	2,112	6,560
Loss on extinguishment of debt	4,066	—	—	—
Stock-based compensation expense (d)	2,527	2,584	2,456	2,384
Litigation settlement and judgment expense (e)	160	—	525	(2,469)
Impact of MSA Settlement (f)	—	—	(2,808)	(3,490)
Purchase accounting adjustments (g)	63	184	179	182
Other, net	(5,572)	(2,048)	(1,662)	(1,051)
Adjusted EBITDA	$55,600	$73,493	$66,962	$49,278
Adjusted EBITDA attributed to non-controlling interest	(1,471)	(3,638)	(1,906)	3,696
Adjustment to reflect additional 29.41% of Douglas Elliman Realty, LLC Adjusted EBITDA (h)	(158)	3,543	2,464	(2,530)
Adjusted EBITDA attributed to Vector Group Ltd.	$53,971	$73,398	$67,520	$50,444

Adjusted EBITDA by Segment
Tobacco	$59,563	$65,339	$62,328	$61,979
Real Estate (i)	(249)	11,697	8,464	(8,758)
Corporate and Other	(3,714)	(3,543)	(3,830)	(3,943)
Total	$55,600	$73,493	$66,962	$49,278

Adjusted EBITDA Attributed to Vector Group Ltd. by Segment
Tobacco	$59,563	$65,339	$62,328	$61,979
Real Estate (i)	(1,878)	11,602	9,022	(7,592)
Corporate and Other	(3,714)	(3,543)	(3,830)	(3,943)
Total	$53,971	$73,398	$67,520	$50,444

a.	Represents income recognized from changes in the fair value of the derivatives embedded in the Company’s convertible debt.

b.	Represents equity in (earnings) losses recognized from investments that the Company accounts for under the equity method.

c.	Represents equity in (earnings) losses recognized from the Company’s investment in certain real estate businesses that are not consolidated in its financial results.

d.	Represents amortization of stock-based compensation.

e.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation and proceeds received from a litigation award at Douglas Elliman Realty, LLC.

f.	Represents the Company’s tobacco segment’s settlement of a long-standing dispute related to the Master Settlement Agreement.

g.	Represents purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company’s ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

h.
Represents 29.41% of Douglas Elliman Realty LLC's Adjusted EBITDA in the respective 2018 periods. On December 31, 2018, the Company increased its ownership of Douglas Elliman Realty, LLC from 70.59% to 100%.

i.
Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of $540, $12,048, $8,379 and negative $8,603 for the three months ended December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC’s entire Adjusted EBITDA.

TABLE 3
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended
	December, 31	September 30,	June 30,	March 31,
	2018	2018	2018	2018

Net income attributed to Vector Group Ltd.	$21,074	$12,002	$17,818	$7,211

Change in fair value of derivatives embedded within convertible debt	(13,700)	(10,005)	(10,717)	(10,567)
Non-cash amortization of debt discount on convertible debt	25,173	22,871	20,386	18,193
Loss on extinguishment of debt	4,066	—	—	—
Litigation settlement and judgment expense (income) (a)	160	—	525	(2,469)
Impact of MSA settlement (b)	—	—	(2,808)	(3,490)
Impact of net interest expense capitalized to real estate ventures	(472)	(596)	4,324	(1,953)
Douglas Elliman Realty, LLC purchase accounting adjustments (c)	265	385	380	375
Adjustment to reflect additional 29.41% of net income from Douglas Elliman Realty, LLC (d)	(758)	2,931	1,737	(2,381)
Total adjustments	14,734	15,586	13,827	(2,292)

Tax expense related to adjustments	(4,046)	(4,459)	(3,868)	655

Adjusted Net Income attributed to Vector Group Ltd.	$31,762	$23,129	$27,777	$5,574

Per diluted common share:

Adjusted Net Income applicable to common shares attributed to Vector Group Ltd.	$0.21	$0.15	$0.19	$0.03

a.
Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation and proceeds received from a litigation award at Douglas Elliman Realty, LLC, net of non-controlling interest.

b.	Represents the Company’s tobacco segment’s settlement of a long-standing dispute related to the Master Settlement Agreement.

c.
Represents 100% of purchase accounting adjustments in the periods presented for assets acquired in connection with the accounting for the Company’s acquisition of the 20.59% of Douglas Elliman Realty, LLC on December 31, 2013.

d.
Represents 29.41% of Douglas Elliman Realty LLC's net income in the respective 2018 periods. On December 31, 2018, the Company increased its ownership of Douglas Elliman Realty, LLC from 70.59% to 100%.

TABLE 4
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Year Ended
	December 31,
	2018	2017	2016	2015

Net income attributed to Vector Group Ltd.	$58,105	$84,572	$71,127	$59,198

Acceleration of interest expense related to debt conversion	—	—	—	—
Change in fair value of derivatives embedded within convertible debt	(44,989)	(35,919)	(31,710)	(24,455)
Non-cash amortization of debt discount on convertible debt	86,623	56,787	38,528	27,211
Loss on extinguishment of debt	4,066	34,110	—	—
Litigation settlement and judgment (income) expense (a)	(1,784)	6,591	20,000	20,072
Impact of MSA settlement (b)	(6,298)	(2,721)	247	(4,364)
Impact of net interest expense capitalized to real estate ventures	1,303	(6,385)	(11,433)	(9,928)
Restructuring charges (c)	—	—	41	7,257
Douglas Elliman Realty, LLC purchase accounting adjustments (d)	1,405	(1,133)	7,164	7,512
Adjustment to reflect additional 29.41% of net income from Douglas Elliman Realty, LLC (e)	1,529	6,281	6,196	6,518
Total adjustments	41,855	57,611	29,033	29,823

Tax expense related to adjustments	(11,718)	(23,592)	(10,932)	(11,490)
Impact of income tax adjustments (f)	—	(28,845)	—	—

Adjusted Net Income attributed to Vector Group Ltd.	$88,242	$89,746	$89,228	$77,531

Per diluted common share:

Adjusted Net Income applicable to common shares attributed to Vector Group Ltd.	$0.58	$0.60	$0.62	$0.55

a.
Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation and proceeds received from a litigation award at Douglas Elliman Realty, LLC, net of non-controlling interest.

b.	Represents the Company’s tobacco segment’s settlement of a long-standing dispute related to the Master Settlement Agreement.

c.	Includes pension charges that were reclassified to “Other, net” as a result of the adoption of ASU 2017-07 during the first quarter of 2018.

d.
Represents 100% of purchase accounting adjustments in the periods presented for assets acquired in connection with the accounting for the Company’s acquisition of the 20.59% of Douglas Elliman Realty, LLC on December 31, 2013.

e.	Represents 29.41% of Douglas Elliman Realty, LLC's net income in the respective periods. On December 31, 2018, the Company increased its ownership of Douglas Elliman Realty, LLC from 70.59% to 100%.

f.	Represents one-time benefit from change in tax rates to net deferred tax liabilities at December 31, 2017 as a result of Tax Cuts and Jobs Act of 2017.

TABLE 5
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF REAL ESTATE SEGMENT (NEW VALLEY LLC) ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	Year Ended
	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015

Net income attributed to Vector Group Ltd. from subsidiary non-guarantors (a)	$14,779	$37,610	$13,477	$11,668
Interest expense (a)	67	35	20	7
Income tax (benefit) expense (a)	3,949	210	9,335	8,890
Net income attributed to non-controlling interest (a)	(98)	6,178	6,139	7,274
Depreciation and amortization	9,580	8,511	10,485	12,589
EBITDA	$28,277	$52,544	$39,456	$40,428
Loss from non-guarantors other than New Valley LLC	86	103	98	91
Equity in earnings from real estate ventures (b)	(14,446)	(21,395)	(5,200)	(2,001)
Purchase accounting adjustments (c)	608	(2,102)	5,230	1,435
Litigation settlement and judgment income (d)	(2,469)	—	—	—
Other, net	(1,725)	(1,324)	(939)	(1,754)
Adjusted EBITDA	$10,331	$27,826	$38,645	$38,199
Adjusted EBITDA attributed to non-controlling interest	(3,319)	(7,576)	(10,696)	(11,267)
Adjustment to reflect additional 29.41% of Douglas Elliman Realty, LLC Adjusted EBITDA (e)	3,319	7,679	10,781	10,511
Adjusted EBITDA attributed to Vector Group Ltd.	$10,331	$27,929	$38,730	$37,443

Adjusted EBITDA by Segment
Real Estate (f)	$11,154	$27,848	$38,716	$38,111
Corporate and Other	(823)	(22)	(71)	88
Total (g)	$10,331	$27,826	$38,645	$38,199

Adjusted EBITDA Attributed to Vector Group Ltd. by Segment
Real Estate (f)	$11,154	$27,951	$38,801	$37,355
Corporate and Other	(823)	(22)	(71)	88
Total (g)	$10,331	$27,929	$38,730	$37,443

a.	Amounts are derived from Vector Group Ltd.’s Condensed Consolidated Financial Statements.

b.	Represents equity in earnings recognized from the Company’s investment in certain real estate businesses that are not consolidated in its financial results.

c.	Represents purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company’s ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

d.	Represents proceeds received from a litigation award at Douglas Elliman Realty, LLC.

e.
Represents 29.41% of Douglas Elliman Realty LLC's Adjusted EBITDA in the respective periods. On December 31, 2018, the Company increased its ownership of Douglas Elliman Realty, LLC from 70.59% to 100%.

f.
Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of $11,284, $26,110, $36,657, and $35,740 for the years ended December 31, 2018, 2017, 2016, and 2015, respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC's entire Adjusted EBITDA.

g.
New Valley’s Adjusted EBITDA does not include an allocation of Vector Group Ltd.’s “Corporate and Other” segment expenses (for purposes of computing Adjusted EBITDA contained in Table 1 of this press release) of $15,030, $13,224, $13,000 and $11,969 for the years ended December 31, 2018, 2017, 2016, and 2015, respectively.

TABLE 6
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF REAL ESTATE SEGMENT (NEW VALLEY LLC) ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018

Net income attributed to Vector Group Ltd. from subsidiary non-guarantors (a)	$15,694	$4,703	$2,926	$(8,544)
Interest expense (a)	4	7	7	49
Income tax (benefit) expense (a)	5,775	1,971	(803)	(2,994)
Net income (loss) attributed to non-controlling interest (a)	(755)	3,026	1,178	(3,547)
Depreciation and amortization	2,475	2,398	2,418	2,289
EBITDA	$23,193	$12,105	$5,726	$(12,747)
Loss from non-guarantors other than New Valley LLC	15	18	19	34
Equity in (earnings) losses from real estate ventures (b)	(22,824)	(294)	2,112	6,560
Purchase accounting adjustments (c)	63	184	179	182
Litigation settlement and judgment income (d)	—	—	—	(2,469)
Other, net	(705)	(342)	(336)	(342)
Adjusted EBITDA	$(258)	$11,671	$7,700	$(8,782)
Adjusted EBITDA attributed to non-controlling interest	(1,471)	(3,638)	(1,906)	3,696
Adjustment to reflect additional 29.41% of Douglas Elliman Realty, LLC Adjusted EBITDA (e)	(158)	3,543	2,464	(2,530)
Adjusted EBITDA attributed to Vector Group Ltd.	$(1,887)	$11,576	$8,258	$(7,616)

Adjusted EBITDA by Segment
Real Estate (f)	(249)	11,697	8,464	(8,758)
Corporate and Other	(9)	(26)	(764)	(24)
Total (g)	$(258)	$11,671	$7,700	$(8,782)

Adjusted EBITDA Attributed to Vector Group Ltd. by Segment
Real Estate (f)	$(1,878)	$11,602	$9,022	$(7,592)
Corporate and Other	(9)	(26)	(764)	(24)
Total (g)	$(1,887)	$11,576	$8,258	$(7,616)

a.	Amounts are derived from Vector Group Ltd.’s Condensed Consolidated Financial Statements.

b.	Represents equity in (earnings) losses recognized from the Company’s investment in certain real estate businesses that are not consolidated in its financial results.

c.	Represents purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company’s ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

d.	Represents proceeds received from a litigation award at Douglas Elliman Realty, LLC.

e.
Represents 29.41% of Douglas Elliman Realty LLC's Adjusted EBITDA in the respective 2018 periods. On December 31, 2018, the Company increased its ownership of Douglas Elliman Realty, LLC from 70.59% to 100%.

f.
Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of $540, $12,048, $8,379 and negative $8,603 for the three months ended December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC’s entire Adjusted EBITDA.

g.
New Valley’s Adjusted EBITDA does not include an allocation of Vector Group Ltd.’s “Corporate and Other” segment expenses (for purposes of computing Adjusted EBITDA contained in Table 2 of this press release) of $3,714, $3,543, $3,830 and $3,943 for the three months ended December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively.